AFL-CIO Housing Investment Trust

Supplement to prospectus dated August 29, 2003

Effective December 19, 2003, the designated paragraphs will be revised as indicated (i) to increase the percentage of the Trust's assets that may be invested in U.S. Treasury and Government-Sponsored Enterprise securities from 10% to 15% and (ii) to eliminate the restriction requiring scheduled maturity dates of 10 years or less.

The third paragraph under the heading "HIT'S PRINCIPAL INVESTMENT STRATEGIES" on page 1 will be revised as follows:

     Finally, the HIT may invest up to 15% of its assets in securities (i.e., securities other than Mortgage Securities which are otherwise permitted under the HIT's guidelines) that are issued by the U.S. Treasury or issued or guaranteed by a Government-Sponsored Enterprise such as Fannie Mae and Freddie Mac or the Federal Home Loan Banks ("FHLBs"), and as long as such securities are rated in one of the two highest rating categories, securities backed by Fannie Mae, Freddie Mac or the FHLBs (collectively, "Treasury, Fannie, Freddie and FHLBs Securities").

The first full paragraph under the subheading "Treasury, Fannie, Freddie and FHLB Securities" on page 8 will be revised as follows:

     TREASURY, FANNIE, FREDDIE AND FHLB SECURITIES. The HIT may invest up to 15% of its assets in the following categories of investments: (i) United States Treasury obligations; (ii) obligations which are issued or guaranteed by Fannie Mae, Freddie Mac or the FHLBs; and (iii) obligations which are backed by Fannie Mae, Freddie Mac or the FHLBs and rated in one of the two highest rating categories at the time of acquisition. Treasury, Fannie, Freddie and FHLB Securities are highly liquid. The HIT has no requirement that its Treasury, Fannie, Freddie and FHLB Securities be rated, except for obligations which are backed by, rather than insured or guaranteed by, Fannie Mae, Freddie Mac or the FHLBs.

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Effective December 19, 2003, the second paragraph under the heading
"PERMISSIBLE INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES--Permissible Investments" on page 6 will be revised to include the following new bullet to provide authorization for the Trust to invest in securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and that are rated at the highest rating by a nationally recognized statistical rating agency:

- securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and are rated AAA by a nationally recognized statistical rating agency.


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Effective December 19, 2003, the fourth bullet of the second full paragraph under the subheading "State/Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans for Projects which Have Evidence of Support from a State or Local Government and which Meet Specified Underwriting Criteria" on page 7 will be revised with the following to (i) increase the permitted loan to value ratio from 75% to 80% in respect of direct loans for low income housing projects, subject to specified requirements and (ii) to permit the Trust to make direct loans for market rate housing projects, subject to specified requirements:

     - construction and/or permanent mortgage loans, provided that the total principal amount of such investments outstanding from time to time shall not exceed 4% of the value of all of the HIT's assets and provided that such loans meet underwriting criteria specified in the Declaration of Trust including:

           - in the case of projects which have evidence of support from a state or local government (or an agency or instrumentality thereof), requirements that the loan-to-value ratio may not exceed 60% (or 80% if the HIT receives required credit enhancement or the project receives low income housing tax credits), that the state or local government or a tax-exempt foundation must make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects must be at least 1.15, based upon projections of future income and expenses; and

           - in the case of the financing of market rate projects, on terms consistent with the foregoing sub-paragraph, except that a financial contribution from a state or local government would not be required and the required underwritten debt service coverage would be 1.25, rather than 1.15.


The date of this supplement is December 31, 2003.